Quarterly Holdings Report
for
Fidelity® Sustainable Target Date 2030 Fund
December 31, 2025
FST30-NPRT3-0226
1.9909166.102
Bond Funds - 40.7%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (a)	2,637	25,951
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (a)	123,568	936,647
Fidelity Series International Developed Markets Bond Index Fund (a)	63,876	541,665
Fidelity Series Long-Term Treasury Bond Index Fund (a)	149,012	803,173
Fidelity Series Sustainable Investment Grade Bond Fund (a)	275,907	2,703,892
TOTAL BOND FUNDS (Cost $5,010,789)		5,011,328

Domestic Equity Funds - 32.0%
	Shares	Value ($)
Fidelity Series Sustainable U.S. Market Fund (a) (Cost $3,149,809)	239,545	3,940,512

International Equity Funds - 26.6%
	Shares	Value ($)
Fidelity Series Sustainable Emerging Markets Fund (a)	71,994	1,041,036
Fidelity Series Sustainable Non-U.S. Developed Markets Fund (a)	162,138	2,243,991
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $2,692,647)		3,285,027

Short-Term Funds - 0.7%
	Shares	Value ($)
Fidelity Series Treasury Bill Index Fund (a) (Cost $94,240)	9,468	94,298

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $10,947,485)	12,331,165
NET OTHER ASSETS (LIABILITIES) - 0.0%	(5,000)
NET ASSETS - 100.0%	12,326,165

Legend

(a)	Affiliated fund.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	-	27,123	799	397	(8)	(365)	25,951	2,637
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	478,325	568,950	93,813	33,254	(804)	(16,011)	936,647	123,568
Fidelity Series International Developed Markets Bond Index Fund	238,661	362,014	50,760	15,985	6	(8,256)	541,665	63,876
Fidelity Series Long-Term Treasury Bond Index Fund	491,470	520,622	201,781	20,952	(3,248)	(3,890)	803,173	149,012
Fidelity Series Sustainable Emerging Markets Fund	642,641	609,098	403,930	21,451	1,177	192,050	1,041,036	71,994
Fidelity Series Sustainable Investment Grade Bond Fund	1,461,850	1,616,414	389,243	66,027	(1,772)	16,643	2,703,892	275,907
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	1,363,989	1,228,961	615,462	52,513	1,904	264,599	2,243,991	162,138
Fidelity Series Sustainable U.S. Market Fund	2,253,736	1,885,452	846,720	39,032	7,192	640,852	3,940,512	239,545
Fidelity Series Treasury Bill Index Fund	-	450,566	356,430	3,550	104	58	94,298	9,468
	6,930,672	7,269,200	2,958,938	253,161	4,551	1,085,680	12,331,165

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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